Exhibit 99.1
FOR IMMEDIATE RELEASE
Movella Reports Second Quarter 2023 Financial Results

•Launched OBSKUR in Epic Games Store: the first all-in-one broadcasting application for livestreams
•Began shipping the OBSKUR Mocap Box, powered by Xsens, for motion-enabled avatars
•Extended leadership in automotive workplace ergonomics with BMW and partnership with Toyota

HENDERSON, Nevada, August 9, 2023 -- Movella Holdings Inc. (NASDAQ: MVLA) (“Movella”), a leading full-stack provider of sensors, software, and analytics that enable the digitization of movement, today reported its results for the second quarter and six months ended June 30, 2023.

“We're proud to have launched the OBSKUR broadcasting platform this quarter, expanding Movella’s Xsens mocap technology from professional Hollywood studios to individual streamers and VTubers. OBSKUR enables livestreamers to create engaging content, complete with motion-enabled avatars," said Movella CEO Ben Lee. “While the writers strike impacted our top line in Q2, our results reflect the resiliency embedded in the business, and our continued expansion of movement digitization use cases into our existing markets, as well as new growth areas such as automotive workplace ergonomics. We remain well positioned for significant opportunity ahead, particularly in film and game production once all parties reach a resolution.”

Second Quarter 2023 Financial Highlights

•Revenue. Net revenue in Q2 totaled $8.4 million, a decrease of 3% year-over-year.
•Gross Profit. GAAP gross profit rose to $4.4 million as compared to $4.3 million last year. GAAP gross margin was 53%, an improvement of approximately 300 basis points year-over-year. Non-GAAP gross profit totaled $4.4 million versus $5.4 million for the comparable quarter in the previous year. Non-GAAP Q2 gross margin was 53%.
•Loss from Operations. GAAP loss from operations in Q2 was $7.7 million, versus $6.8 million in the same period last year. Non-GAAP loss from operations was $7.2 million, versus $4.9 million in the same period last year.
•GAAP Net Income. GAAP net loss attributable to common stockholders totaled $13.9 million versus $7.6 million in the comparable quarter in the previous year.
•Adjusted EBITDA. Adjusted EBITDA in Q2 totaled negative $5.2 million versus negative $4.5 million in the comparable quarter in the previous year.
•Cash and cash equivalents. Cash and cash equivalents at quarter end were $51.0 million, compared to $6.2 million as of the same period last year, and $62.1 million in Q1.

“The ongoing strikes in the entertainment industry that began in early May challenged our top line results in the quarter, and these headwinds may take time to resolve,” said Movella CFO Steve Smith. “Our strong cash position will allow Movella to continue to make measured investments in new compelling products and use cases such as OBSKUR, while continuing to manage our expenses prudently.”

Second Quarter 2023 Business Highlights

•Launched OBSKUR in the Epic Games Store: the first all-in-one broadcasting application for engaging livestreams. The move comes at a time when the global livestreaming market is booming, with experts predicting the market to reach $247 billion by 2027 (Source: Market Research Future).
•Began shipping the OBSKUR Mocap Box, powered by Xsens, for motion-enabled avatars.
•Extended leadership in automotive workplace ergonomics with BMW and partnership with Toyota.
•Hosted the Movella developer community at the Movella DOT Developers Conference 2023, with over 300 attendees and thought leader speakers in digital health present.
•Hosted VTuber live-streamers who collectively represented over 100 million monthly views at private OBSKUR pre-launch event.

Conference Call and Webcast Information

The company will hold a conference call at 2:00 p.m. PT / 5:00 p.m. ET on Wednesday, August 9, 2023 to discuss Movella’s financial results and outlook. The call will be hosted by Ben Lee, CEO and Steve Smith, CFO. Q&A with management will follow immediately after prepared remarks.

A live webcast of the call will be accessible on the investor relations section of the Movella website at https://investors.movella.com/. To access the call by phone, please register at https://register.vevent.com/register/BI39b0377d9f524b739f18fd518634538d. Upon registration, telephone participants will receive the dial-in number along with a unique PIN number that can be used to access the call. A replay of the webcast will also be available for a limited time at https://investors.movella.com/.

About Movella Holdings Inc.

Movella is a leading full-stack provider of sensors, software, and analytics that enable the digitization of movement. Movella serves the entertainment, health & sports, and automation & mobility markets. Our innovations enable customers to capitalize on the value of movement by transforming data into meaningful and actionable insights. Partnering with leading global brands such as Electronic Arts, EPIC Games, 20th Century Studios, Netflix, Toyota, Siemens, and over 500 sports organizations, Movella is creating extraordinary outcomes that move humanity forward. To learn more, please visit www.movella.com.

Media
media@movella.com

Investors
investors@movella.com
(725) 238-5682

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws. The words “accelerate,” “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “fuel,” “future,” “growth,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “progress,” “project,” “realize,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the following: our belief that our strong cash position will allow us to continue our focus on execution and on bringing new, innovative products to the market; that we expect to achieve near-term adjusted EBITDA breakeven and subsequent profitability; our ability to execute on our strategy to deliver value to shareholders, macro-environment challenges; the anticipated or potential features, benefits, and applications for Movella’s products and technology and timing thereof; the anticipated benefits and limitations of non-GAAP financial measures; the market opportunity for Movella’s products and technology; or other characterizations of future events or circumstances, including any underlying assumptions. These statements are based on the current expectations of Movella’s management and are not predictions of actual performance. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Movella’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) failure to realize the anticipated benefits of the business combination; (ii) general economic and macro-economic conditions and Movella’s financial performance and factors affecting the same; (iii) changes adversely affecting the businesses and target markets in which Movella is engaged; (iv) Movella’s ability to execute on its business strategy and plans and to manage growth; and (v) risks related to regulatory matters, as well as the factors described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and under similar headings in the final prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) by Pathfinder on January 17, 2023, the Company’s annual report on Form 10-K for the year ended December 31, 2022 and current reports on Form 8-K filed on February 13, 2023 and March 31, 2023, and in Movella’s future filings with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Movella presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this press release. Movella anticipates that subsequent events and developments will cause its assessments to change. However, Movella specifically disclaims any obligation to update any forward-looking statements, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing Movella’s assessments as of any date subsequent to the date of this press release and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

Movella Holdings has provided financial information in this news release that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP gross profit, and non-GAAP operating loss exclude net loss attributable to non-controlling interests, preferred stock dividends, share-based compensation expense, loss on debt extinguishments related to the consummation of the business combination agreement, debt issuance costs, change in fair value of warrant liabilities, fair value adjustments on debt instruments for which we elected the fair value option under ASC 825, and impairment of acquired intangible assets. Adjusted EBITDA also excludes interest expense and interest income, taxes, depreciation and amortization, other income (expense), certain transaction expenses related to the business combination agreement that are not expected to recur, and other infrequent costs.

Adjusted EBITDA, non-GAAP gross profit, non-GAAP gross margin, and non-GAAP operating loss are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for net loss, gross profit, operating loss or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider each to be an important supplemental measure of our performance.

We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, we believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items in order to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operating performance. We use this view of our operating performance for purposes of comparison with our business plan and individual operating budgets and in the allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of these non-GAAP financial measures also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

MOVELLA HOLDINGS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(unaudited)		(unaudited)
Revenues
Product	$6,550	$7,064	$14,209	$15,164
Service	1,809	1,513	3,317	2,921
Total revenues	8,359	8,577	17,526	18,085
Cost of revenues
Product	2,971	3,184	5,332	6,773
Service	944	1,137	2,154	2,250
Total cost of revenues	3,915	4,321	7,486	9,023
Gross profit	4,444	4,256	10,040	9,062
Operating expenses
Research and development	2,203	4,273	5,107	7,809
Sales and marketing	3,785	3,660	7,265	7,100
General and administrative	6,192	3,140	10,149	6,477
Impairment of intangible assets	—	—	4,657	—
Total operating expenses	12,180	11,073	27,178	21,386
Loss from operations	(7,736)	(6,817)	(17,138)	(12,324)
Other income (expense)
Loss on debt extinguishment	—	—	(107)	—
Change in fair value of warrant liabilities	288	—	1,678	—
Debt issuance costs	—	—	(7,945)	—
Revaluation of debt, net	(7,292)	—	24,576	—
Interest expense	(8)	(655)	(180)	(1,055)
Interest income	623	2	879	6
Other income, net	149	65	34	148
Income (loss) before income taxes	(13,976)	(7,405)	1,797	(13,225)
Income tax expense (benefit)	71	(337)	129	(322)
Net income (loss)	(14,047)	(7,068)	1,668	(12,903)
Net loss attributable to non-controlling interests	(188)	(184)	(309)	(423)
Net income (loss) attributable to Movella Holdings Inc.	(13,859)	(6,884)	1,977	(12,480)
Deemed dividend from accretion of Series D-1 preferred stock	—	(670)	(316)	(1,329)
Net income (loss) attributable to common stockholders	$(13,859)	$(7,554)	$1,661	$(13,809)

Earnings (loss) per share attributable to common stockholders
Basic	$(0.27)	$(1.48)	$0.04	$(2.87)
Diluted	$(0.27)	$(1.48)	$0.04	$(2.87)
Weighted average shares used in computing earnings (loss) per share attributable to common stockholders
Basic	50,876,842	5,098,463	40,710,849	4,815,575
Diluted	50,876,842	5,098,463	41,755,785	4,815,575

MOVELLA HOLDINGS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	June 30, 2023	December 31, 2022
ASSETS	(unaudited)
Current assets
Cash and cash equivalents	$51,008	$14,334
Accounts receivable, net of allowance for credit losses of $721 and $144 at June 30, 2023 and December 31, 2022	5,517	6,690
Inventories	6,348	5,164
Prepaid expenses and other current assets	5,404	3,274
Total current assets	68,277	29,462
Property and equipment, net	2,692	2,361
Goodwill	37,238	36,381
Intangible assets, net	2,216	5,807
Non-marketable equity securities	25,292	25,285
Capitalized equity issuance costs and other assets	1,668	4,265
Deferred tax assets	—	86
Right-of-use assets	3,134	3,281
Total assets	$140,517	$106,928
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$2,428	$5,967
Accrued expenses and other current liabilities	6,428	7,944
Current portion of long-term debt	141	148
Current portion of deferred revenue	3,053	3,334
Payable to Kinduct sellers – current	—	4,303
Total current liabilities	12,050	21,696
Long-term portion of term debt	50,458	25,649
Convertible notes, net – related party	—	6,186
Warrant liabilities	1,225	—
Deferred revenue, net of current portion	1,331	1,344
Deferred tax liabilities, net	68	—
Operating lease liabilities and other non-current liabilities	2,934	3,088
Total liabilities	68,066	57,963
Commitments and contingencies
Mezzanine equity
Redeemable convertible preferred stock, $0.00001 par value. 0 shares authorized, issued, and outstanding at June 30, 2023; 3,207,472 shares authorized, issued and outstanding as of December 31, 2022; liquidation preference of $30,000 as of December 31, 2022	—	41,991
Non-redeemable convertible preferred stock, $0.00001 par value. 20,000,000 shares authorized, 0 shares issued, and outstanding at June 30, 2023; 29,524,294 shares authorized and 24,338,566 shares issued and outstanding as of December 31, 2022; liquidation preference of $146,548 as of December 31, 2022	—	143,192
Total mezzanine equity	—	185,183
Stockholders’ equity (deficit)
Common stock, $0.00001 par value. 900,000,000 shares authorized, 50,907,431 and 6,231,947 shares issued and outstanding at June 30, 2023 and December 31, 2022	1	1
Additional paid-in capital	211,914	692
Accumulated other comprehensive loss	(561)	(1,646)
Accumulated deficit	(140,039)	(142,016)
Total Movella stockholders’ equity (deficit)	71,315	(142,969)
Non-controlling interest in subsidiaries	1,136	6,751
Total stockholders’ equity (deficit)	72,451	(136,218)
Total liabilities, mezzanine equity and stockholders’ equity	$140,517	$106,928

MOVELLA HOLDINGS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cash flows from operating activities	(unaudited)		(unaudited)
Net income (loss)	$(14,047)	$(7,068)	$1,668	$(12,903)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation and amortization	281	1,795	953	3,647
Stock-based compensation expense	493	335	1,157	648
Provision for excess and obsolete inventories	241	—	241	—
Allowance for credit losses	281	—	577	—
Impairment of intangible assets	—	—	4,657	—
Unrealized loss on marketable securities	—	—	—	58
Accretion of convertible notes, net	—	154	—	154
Accretion of Kinduct deferred payout	—	—	57	—
Non-cash interest expense from note accretion	—	83	61	159
Amortization of debt discount and debt issuance costs	—	140	52	209
Gain on change in fair value of warrant liabilities	(288)	—	(1,678)	—
Gain on change in fair value of embedded derivative	—	(50)	—	(50)
Gain on revaluation of debt, net	7,292	—	(24,576)	—
Loss on debt extinguishment	—	—	107	—
Debt issuance costs	—	—	7,945	—
Right-of-use assets	93	—	267	—
Deferred income taxes	154	—	154	—
Changes in operating assets and liabilities
Accounts receivable	(1,182)	(254)	606	474
Inventories	(84)	(951)	(1,313)	(2,014)
Prepaid expenses and other assets	(80)	(4)	(1,488)	(54)
Other assets	67	(41)	(1,527)	(31)
Accounts payable	(1,422)	202	(793)	(844)
Accrued expenses and other liabilities	(729)	(551)	(1,126)	(848)
Deferred revenue	(131)	(267)	(366)	247
Other liabilities	(69)	39	(205)	(35)
Net cash used in operating activities	(9,130)	(6,438)	(14,570)	(11,183)
Cash flows from investing activities
Purchase of intangibles	—	—	—	(153)
Additions to capitalized software development costs	(1,513)	—	(1,528)	—
Purchases of property and equipment	(455)	(87)	(646)	(302)
Net cash used in investing activities	(1,968)	(87)	(2,174)	(455)
Cash flows from financing activities
Proceeds from Venture Linked Notes	—	—	75,000	—
Payment of debt issuance costs	—	—	(8,791)	—
Proceeds from Business Combination	—	—	36,048	—
Payment of equity issuance costs	—	—	(18,682)	—
Repayment of loans using proceeds from Venture Linked Notes	—	—	(25,557)	—
Proceeds from term loans and revolving line of credit, net	—	63	—	1,006
Proceeds from issuance of convertible notes	—	—	—	4,873
Principal payments of loans	—	—	—	(280)
Proceeds from the exercise of stock options	—	1,404	10	1,491
Payment of deferred payout to Kinduct sellers	—	—	(4,360)	—
Net cash provided by financing activities	—	1,467	53,668	7,090
Effect of foreign exchange rate changes on cash and equivalents	10	(224)	(250)	(443)
Net increase (decrease) in cash and cash equivalents	(11,088)	(5,282)	36,674	(4,991)
Cash and cash equivalents
Beginning of period	62,096	11,457	14,334	11,166
End of period	$51,008	$6,175	$51,008	$6,175

Supplemental disclosures of cash flow information
Cash paid for interest	$57	$300	$614	$507
Cash paid for taxes, net of refunds	34	80	93	127
Supplemental disclosure of non-cash investing and financing activities
Accretion of Series D-1 convertible preferred Stock	$—	$670	$316	$1,329
Issuance of convertible notes in exchange for Kinduct deferred payout	—	—	—	1,148
Distribution of equity shares to TDI NCI	—	—	—	—
Issuance of warrants to lender	—	—	—	18
Right-of-use assets obtained in exchange for operating lease liabilities	219	—	219	4,280
Debt and equity issuance costs financed through accrued expenses and other current liabilities	—	—	—	—
Issuance of common stock upon conversion of Convertible notes	—	—	6,520	—
Issuance of common stock upon conversion of preferred stock	—	—	185,499	—
Acquisition of warrant liabilities	—	—	2,903	—
Capitalized equity issuance costs applied to proceeds	—	—	4,248	—
Partial disposition of QDJV	5,306	—	5,306	—

MOVELLA HOLDINGS INC.
Reconciliation of GAAP Net Income Attributable to Common Stockholders to Non-GAAP Net Loss
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2023		Six Months Ended June 30, 2023
	Net Income (Loss)	Net Income (Loss) Per Share	Net Income (Loss)	Net Income (Loss) Per Share
GAAP net income (loss) attributable to common shareholders	$(13,859)	$(0.27)	$1,661	$0.04
Deemed dividends from accretion of Series D-1 Preferred Stock	—	—	316	0.01
Stock-based compensation	493	0.01	1,157	0.03
Intangibles amortization	52	—	508	0.01
Loss on debt extinguishment	—	—	107	—
Debt issuance costs	—	—	7,945	0.20
Revaluation of debt	7,292	0.15	(24,576)	(0.60)
Change in fair value of warrant liabilities	(288)	(0.01)	(1,678)	(0.04)
Impairment of intangible assets	—	—	4,657	0.11
Non-GAAP net loss	$(6,310)	$(0.12)	$(9,903)	$(0.24)

MOVELLA HOLDINGS INC.
Reconciliation of GAAP Cost of Revenues and Operating Costs and Expenses to Non-GAAP Cost of Revenues and Operating Costs and Expenses
Three Months Ended June 30, 2023
(In thousands)
(Unaudited)

		Adjustments
	GAAP Financials	Stock-Based Compensation	Amortization of Intangibles	Non- GAAP Financials
Revenues
Product	$6,550	—	—	$6,550
Service	1,809	—	—	1,809
Total revenues	8,359	—	—	8,359
Cost of revenues
Product	2,971	—	—	2,971
Service	944	—	—	944
Total cost of revenues	3,915	—	—	3,915
Gross profit
Product	3,579			3,579
Service	865			865
Total gross profit	4,444			4,444
Gross margin
Product	54.6%			54.6%
Service	47.8%			47.8%
Total gross margin	53.2%			53.2%
Operating expenses
Research and development	2,203	80	—	2,123
Sales and marketing	3,785	148	—	3,637
General and administrative	6,192	265	52	5,875
Total operating expenses	$12,180	$493	$52	$11,635
Total		$493	$52
Loss from operations	$(7,736)			$(7,191)

MOVELLA HOLDINGS INC.
Reconciliation of GAAP Cost of Revenues and Operating Costs and Expenses to Non-GAAP Cost of Revenues and Operating Costs and Expenses
Six Months Ended June 30, 2023
(In thousands)
(Unaudited)

		Adjustments
	GAAP Financials	Stock-Based Compensation	Amortization of Intangibles	Impairment of Intangibles	Non- GAAP Financials
Revenues
Product	$14,209	—	—	—	$14,209
Service	3,317	—	—	—	3,317
Total revenues	17,526	—	—	—	17,526
Cost of revenues
Product	5,332	—	—	—	5,332
Service	2,154	—	264	—	1,890
Total cost of revenues	7,486	—	264	—	7,222
Gross profit
Product	8,877				8,877
Service	1,163				1,427
Total gross profit	10,040				10,304
Gross margin
Product	62.5%				62.5%
Service	35.1%				43.0%
Total gross margin	57.3%				58.8%
Operating expenses
Research and development	5,107	299	—	—	4,808
Sales and marketing	7,265	288	139	—	6,838
General and administrative	10,149	570	105	—	9,474
Impairment of intangible assets	4,657	—	—	4,657	—
Total operating expenses	$27,178	$1,157	$244	$4,657	$21,120
Total		$1,157	$508	$4,657
Loss from operations	$(17,138)				$(10,816)

MOVELLA HOLDINGS INC.
Reconciliation of GAAP Net Income Attributable to Common Stockholders to Non-GAAP Net Loss and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2023	Six Months Ended June 30, 2023
Net income (loss) attributable to common stockholders	$(13,859)	$1,661
Deemed dividend from accretion of Series D-1 preferred stock	—	316
Stock-based compensation	493	1,157
Amortization of acquired intangibles	52	508
Loss on debt extinguishment	—	107
Change in fair value of warrant liabilities	(288)	(1,678)
Debt issuance costs	—	7,945
Revaluation of debt, net	7,292	(24,576)
Impairment of intangible assets	—	4,657
Non-GAAP net loss	$(6,310)	$(9,903)
Interest expense	8	180
Interest income	(623)	(879)
Income tax expense	71	129
Depreciation and amortization, excluding acquired intangibles	229	445
Other income, net	(149)	(34)
Costs incurred related to the transaction	78	394
Other infrequent costs	1,499	1,499
Adjusted EBITDA	$(5,197)	$(8,169)

MOVELLA HOLDINGS INC.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Product	$6,550	$7,659	$10,068	$9,051	$7,064
Service	1,809	1,508	2,049	1,213	1,513
Total revenues	$8,359	$9,167	$12,117	$10,264	$8,577